                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K/A

                          (AMENDMENT NO. 1 TO FORM 8-K)


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported)  N/A


                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                 (State or other jurisdiction of incorporation)


                 1-7259                                    74-1563240
         (Commission File Number)             (IRS Employer Identification No.)




P. O. BOX 36611, LOVE FIELD, DALLAS, TEXAS                   75235
 (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (214) 904-4000



                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On February 28, 1995, Southwest Airlines Co. entered into an underwriting agreement for the public offering of $100 million of its 8% Notes Due 2005. Closing of the transaction is expected to occur on March 7, 1995. The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits.

                 1.1. Terms Agreement dated February 28, 1995 between Southwest Airlines Co. and Salomon Brothers Inc, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Annex A thereto entitled Southwest Airlines Co. Debt Securities, Underwriting Agreement--Basic Provisions, dated September 1, 1992, being incorporated by reference to
                          Exhibit 1 to the registrant's Current Report on Form 8-K dated September 2, 1992).

                 4.1      Form of Global Security representing all 8% Notes Due
                          2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOUTHWEST AIRLINES CO.
                                        (Registrant)



                                        By: /s/ GARY C. KELLY
                                           ------------------------------------
                                                Gary C. Kelly
                                                Vice President - Finance and
                                                Chief Financial Officer


Date:  March 3, 1995
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                               INDEX TO EXHIBITS



      Exhibit
        No.                                        Exhibit
      -------     -------------------------------------------------------------------------
       1.1.       Terms Agreement dated February 28, 1995
                  Southwest Airlines Co. and Salomon Brothers Inc, Lehman Brothers Inc.
                  and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Annex A thereto entitled Southwest Airlines Co. Debt Securities, Underwriting Agreement--
                  Basic Provisions, dated September 1, 1992, being incorporated by reference to Exhibit 1 to the registrant's Current Report on Form 8-K dated September 2, 1992).


        4.1       Form of Global Security representing all 8% Notes Due 2005.